Exhibit 99.27

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   July, 1998
          Series 1998-10B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A    Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         487,446.62
                                                              ------------------
        (b)    Interest                                    $         879,941.01
                                                              ------------------
        (c)    Total                                       $       1,367,387.63
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         372,263.58
                                                              ------------------
        (b)    Interest                                    $         676,582.79
                                                              ------------------
        (c)    Total                                       $       1,048,846.37
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $         115,183.04
                                                              ------------------
        (b)    Interest                                    $         203,358.22
                                                              ------------------
        (c)    Total                                       $         318,541.26
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $          57,241.76
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $         247,540.05
                                                              ------------------
        (b)    Interest                                    $           5,042.13
                                                              ------------------
        (c)    Total                                       $         252,582.18
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $         628,704.65
                                                              ------------------
        (b)    Interest                                    $           3,355.27
                                                              ------------------
        (c)    Total                                       $         632,059.92
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     148,791,372.68
                                                               -----------------

13.     Available Funds:                                   $       2,232,035.00
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
        (a)   Aggregate Realized Losses:          $                        0.00
                                                     ---------------------------
        (b)   Deficient Valuations:               $                        0.00
                                                     ---------------------------
        (c)   Debt Service Reductions:            $                        0.00
                                                     ---------------------------
        (d)   Bankruptcy Losses:                  $                        0.00
                                                     ---------------------------
        (e)   Special Hazard Losses:              $                        0.00
                                                     ---------------------------
        (f)   Fraud Losses:                       $                        0.00
                                                     ---------------------------
        (g)   Excess Bankruptcy Losses:           $                        0.00
                                                     ---------------------------
        (h)   Excess Special Hazard Losses:       $                        0.00
                                                     ---------------------------
        (i)   Excess Fraud Losses:                $                        0.00
                                                     ---------------------------

16.      Non-Credit Losses:                                $               0.00
                                                              ------------------

17.      Compensating Interest Payment:                    $             372.15
                                                              ------------------

18.      Total interest payments:                          $         811,103.93
                                                              ------------------

19. Interest
          Accrued      Unpaid Class
        Certificate      Interest       Interest
Class     Interest      Shortfalls       Payable             Pay-out Rate
-----     --------      ----------       -------             ------------
PO2    $        0.00   $       0.00   $         0.00       %    0.000000000
2A1    $  172,060.42   $       0.00   $   172,060.42       %    6.500000126
2A2    $  162,147.92   $       0.00   $   162,147.92       %    6.500000134
2A3    $  288,057.66   $       0.00   $   288,057.66       %    6.500000050
2A4    $    3,947.23   $       0.00   $         0.00       %    6.499992549
2A5    $    6,226.56   $       0.00   $         0.00       %    6.500000957
2A6    $  108,626.04   $       0.00   $   108,626.04       %    6.499999735
2A7    $   50,456.25   $       0.00   $    50,456.25       %    6.500000000
2R     $        0.54   $       0.00   $         0.54       %    6.480000000
2M     $    7,342.68   $       0.00   $     7,342.68       %    6.500004375
2B1    $    4,076.26   $       0.00   $     4,076.26       %    6.499992897
2B2    $    2,040.83   $       0.00   $     2,040.83       %    6.499994400
2B3    $    3,261.01   $       0.00   $     3,261.01       %    6.499996819
2B4    $    1,225.58   $       0.00   $     1,225.58       %    6.500006121
2B5    $    1,634.95   $       0.00   $     1,634.95       %    6.500013849

20.      Principal Distribution Amount:                    $     1,420,931.07
                                                              ----------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution     Accrual Amount
                                 ----------------------     --------------
        Class PO2                $           1,750.58       $        0.00
        Class 2A1                $               0.00       $        0.00
        Class 2A2                $               0.00       $        0.00
        Class 2A3                $         485,809.82       $        0.00
        Class 2A4                $         108,835.83       $    3,947.23
        Class 2A5                $         727,696.17       $    6,226.56
        Class 2A6                $          95,284.03       $        0.00
        Class 2A7                $               0.00       $        0.00
        Class SUP2               $               0.00       $        0.00
        Class 2R                 $               0.00       $        0.00
        Class 2M                 $           4,397.97       $        0.00
        Class 2B1                $           2,441.52       $        0.00
        Class 2B2                $           1,222.38       $        0.00
        Class 2B3                $           1,953.22       $        0.00
        Class 2B4                $             734.07       $        0.00
        Class 2B5                $             979.27       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                           $               0.00
                                                              ------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                           $               0.00
                                                              ------------------

24.     Subordinate Certificate Writedown Amount:          $               1.30
                                                              ------------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                 2B1        $              0.00     $              0.00
                 2B2        $              0.00     $              0.00
                 2B3        $              0.00     $              0.00
                 2B4        $              0.00     $              0.00
                 2B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                          $               0.00
                                                              ------------------

B    Other Amounts for such Distribution Date:

 1.     Prepayment Distribution Triggers satisfied:
                        Yes         No
         Class-2B1       X
         Class-2B2       X
         Class-2B3       X
         Class-2B4       X
         Class-2B5       X

 2.     Base Servicing Fee amount:                         $          32,555.48
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $          41,898.17
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------

                                            Category A  Category B  Category C
 5.     Senior Percentage:           % N/A     N/A         N/A         N/A
                                       ----    ----    --------    --------

 6.     Group I Senior Percentage:
                                     % N/A     N/A         N/A         N/A
                                       ----    ----    --------    --------

 7.     Group II Senior Percentage:
                                     % N/A     N/A         N/A         N/A
                                       ----    ----    --------    --------

 8.     Senior Prepayment Percentage:
                                     % N/A     N/A         N/A         N/A
                                       ----    ----    --------    --------

 9.     Group I Senior Prepayment
        Percentage:                  % N/A     N/A         N/A         N/A
                                       ----    ----    --------    --------

 10.    Group II Senior Prepayment
        Percentage:                  % N/A     N/A         N/A         N/A
                                       ----    ----    --------    --------

 11.    Junior Percentage:           % N/A
                                       ----

 12.    Junior Prepayment Percentage:
                                     % N/A
                                       ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President,
                                                     Investor Operations